Note 17 - Related Party Transactions (Detail) - Loans to Principal Officers, Directors, and Their Affiliates (Officers Directors And Affiliates [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Officers Directors And Affiliates [Member]
Beginning balance	$ 40,477	$ 48,510
New loans	39,074	46,283
Repayments	(43,885)	(47,972)
Deletion of Directors	(896)	(6,344)
Ending balance	$ 34,770	$ 40,477